AGREEMENT FOR SALE OF SHARES


      Thermo Electron Corporation, a Delaware corporation with a principal place of business at 81 Wyman Street, Waltham, Massachusetts 02454-9046 (the "Purchaser"), and ThermoTrex Corporation, a Delaware corporation with a principal place of business at 10455 Pacific Center Court, San Diego, California 92121 (the "Seller"), hereby agree as follows:

      1. The Seller hereby agrees to sell, and the Purchaser hereby agrees to purchase, 3,712,072 shares of the Seller's common stock, $.01 par value per share (the "Common Stock"), for consideration of $11.25 per share in cash, and the Seller and the Purchaser agree to execute any and all further documents necessary to complete the transfer of the shares sold hereunder (the "Shares") to the Purchaser.

      2. The Seller represents and warrants that (i) the Shares are not subject to any encumbrance of any nature, and (ii) it does not need the consent of any person to sell the Shares to the Purchaser.

      3. (a) The Purchaser represents and warrants to, and covenants with, the Seller that: (i) the Purchaser is acquiring the Shares being purchased by it for its own account for investment and with no present intention of distributing such Shares; and (ii) the Purchaser will not, directly or indirectly, voluntarily offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act and the rules and regulations promulgated thereunder.

            (b) The Purchaser acknowledges, represents and agrees that:

                  (i) certificates evidencing the Shares will be delivered to it upon the purchase thereof with a legend substantially to the following effect:

      THE SECURITIES EVIDENCED BY THIS CERTIFICATE WERE ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION (WHICH SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE SELLER) OF COUNSEL SATISFACTORY TO THE SELLER, THAT SUCH REGISTRATION IS NOT REQUIRED.

      The Purchaser agrees that any sale, transfer, pledge, hypothecation or other disposition made by it shall be made in compliance with such legend; and

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                  (ii) it understands that it must bear the economic risk of its investment for an indefinite period of time because the Shares have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

      4. The closing of the sale of the Shares will take place on June 8, 1999.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of June 4, 1999.


                                          THERMO ELECTRON CORPORATION



                                          By:/s/ Theo Melas-Kyriazi
                                             -----------------------
                                          Theo Melas-Kyriazi
                                          Chief Financial Officer


                                          THERMOTREX CORPORATION




                                          By: /s/ John T. Keiser
                                             ------------------------
                                          John T. Keiser
                                          Chairman of the Board of Directors